SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) February 9, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                         25-1229323
(State of other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                          Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technologies, Inc. (OTCBB:BICO) announced today that it has received a purchase order from the US
          Food and Drug Administration (FDA) to purchase a Diasensor1000 Noninvasive Blood Glucose Monitor.
          Biocontrol Technology scientific and engineering personnel will conduct a seminar to educate the FDA staff on the use and maintenance of this particular instrument so they can evaluate its performance characteristics and conduct laboratory research on noninvasive monitoring. The Diasensor 1000 is a home-use instrument used by patients with diabetes to measure their blood glucose without the need to prick the finger to obtain a drop of blood.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired -
               Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  February 9, 1999
                                     BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



   FDA ORDERS DIASENSOR 1000 FROM BIOCONTROL TECHNOLOGY, INC.

     Pittsburgh, PA - February 9, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that it has received a purchase order from the US Food and Drug Administration (FDA) to purchase a Diasensorr1000 Noninvasive Blood Glucose Monitor. The FDA's intent is not to use the Diasensor 1000 in the type of clinical investigation to support market authorization but to gain knowledge  of  the performance of such devices  over  their  full range of performance.
     Biocontrol Technology scientific and engineering personnel will conduct a seminar to educate the FDA staff on the use and maintenance of this particular instrument so they can evaluate its performance characteristics and conduct laboratory research on noninvasive monitoring.
     The Diasensor 1000 is a home-use instrument used by patients with diabetes to measure their blood glucose without the need to prick the finger to obtain a drop of blood. Patients using currently marketed invasive devices require that patients prick their fingers to obtain a sample of blood to test their glucose. The Diasensor 1000 illuminates a small area on the patient's arm with infrared light, which is then scattered back out through the skin and collected by the instrument. This information is interpreted by software in the instrument as a blood glucose concentration.
     Although not approved for sale in the US, the Diasensor 1000 is currently being marketed in the 15-nation European Union where it has been approved.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, markets the Diasensor. Diasensor.com owns the patent, marketing and distribution  rights  to  the sensor  while  Biocontrol  has  the
exclusive   rights   to   the  research   and   development   and
manufacturing of the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204